August 15, 2011

ROCHDALE INVESTMENT TRUST

Rochdale Emerging Markets Portfolio

Supplement dated August 15, 2011 to the
Statement of Additional Information (“SAI”) dated May 3, 2011, as supplemented

At a  Special Meeting of Shareholders of Rochdale Investment Trust (the “Trust”) held on August 12, 2011, the shareholders of the Trust elected Jay C. Nadel, Daniel A. Hanwacker and Susan Henshaw Jones to serve as Independent Trustees of the Trust.  Additionally, with the election of these new Independent Trustees, Jerry Roland and Thomas J. Volpe have each resigned from the position of Independent Trustee.  Accordingly, the “Trustees and Executive Officers” section of the SAI, as supplemented, has been deleted and replaced with the following to reflect the election and resignation of these Independent Trustees.

TRUSTEES AND EXECUTIVE OFFICERS

The Trust’s Board of Trustees (“Board”) currently consists of five members.  A majority of the members of the Board are individuals who are not “interested persons” of the Trust within the meaning of the Investment Company Act; in the discussion that follows, these Board members are referred to as “Independent Trustees.”  The Board’s Chairman is the founder and Chairman of the Trust’s investment advisor and is, therefore, an “Interested Person” of the Trust for purposes of the Investment Company Act.  Each Trustee serves until the election and qualification of his or her successor, unless the Trustee sooner resigns or is removed from office.

Day-to-day operations of the Trust are the responsibility of the Trust’s officers, each of whom is elected by, and serves at the pleasure of, the Board.  The Board is responsible for the overall supervision and management of the business and affairs of the Trust and of each of the Trust’s separate investment portfolios.

The Trustees overall responsibility for identifying and overseeing the operational, business and investment risks inherent in the operation of the Trust is handled by the Board as a whole and by the Board’s Audit Committee, particularly with respect to valuation and accounting matters.  To assist them in carrying out their oversight responsibilities, the Trustees receive, in connection with each of the Board’s regular quarterly meetings, regular reports from the Trust’s Administrator with respect to portfolio compliance, fund accounting matters and matters relating to the computation of the Trust’s net asset value per share.  The Trustees also receive reports, at least quarterly, from the Trust’s Chief Compliance Officer or “CCO”.  These reports, together with presentations provided to the Board at its regular meetings, are designed to keep the Board informed with respect to the effectiveness of the Trust’s overall compliance program including compliance with stated investment strategies, and to help ensure that the occurrence of any event or circumstance that may have a material adverse affect on the Trust is brought promptly to the attention of the Board and that appropriate action is taken to mitigate any such adverse effect.  Additionally, the full Board annually receives a report from the Trust’s CCO and the full Board (and, at the discretion of the Independent Trustees, the Independent Trustees separately) meets with the CCO for the purpose of discussing the extent to which the Trust’s overall compliance program is reasonably designed to detect and prevent violations of the federal securities laws and assessing the effectiveness of the overall compliance program.  Additionally, both the Board, and the Audit Committee (or, Audit Committee Chair) meet at least annually with the Trust’s independent public accounting firm.  The overall small size of the Board (with only five members) assures significant participation by every Board member, so that no separate role for a “lead” Independent Trustee has been deemed necessary.

The current Trustees and officers, including the Independent Trustees, their affiliations, ages and principal occupations for the past five years are set forth below.

Interested Trustees and Officers
Name, Address and Age	Position(s) Held with Portfolio	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Carl Acebes 570 Lexington Avenue New York, NY 10022 Born: 1946	Chairman and Trustee	Since 1998	Chairman and Chief Investment Officer of Rochdale Investment Management	8	*
Garrett R. D’Alessandro 570 Lexington Avenue New York, NY 10022 Born: 1957	President, Vice-Chairman and Trustee	President Since 1998; Vice Chairman and Trustee Since 2011	President, Chief Executive Officer and Director of Research of Rochdale Investment Management	8	*
Ben Younessian 570 Lexington Avenue New York, NY 10022 Born: 1957	Treasurer	Since 2011	Corporate Controller of Rochdale Investment Management	N/A	N/A
Barbara Hawkesworth 570 Lexington Avenue New York, NY 10022 Born: 1972	Chief Compliance Officer	Since 2011	Executive Vice President, Chief Compliance Officer and Deputy General Counsel for Rochdale Investment Management and Symphonic Financial Advisors	N/A	N/A
Kurt Hawkesworth 570 Lexington Avenue New York, NY 10022 Born: 1971	Secretary	Since 2011	Chief Operating Officer, General Counsel, Rochdale Investment Management	N/A	N/A

Independent Trustees
Name, Address and Age	Position(s) Held with Portfolio	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Daniel A. Hanwacker 570 Lexington Avenue New York, NY 10022 Born: 1951	Trustee	Since 2011	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services)	8	*
Susan Henshaw Jones 570 Lexington Avenue New York, NY 10022 Born: 1947	Trustee	Since 2011	President and Director, Museum of the City of New York	8	*
Jay C. Nadel 570 Lexington Avenue New York, NY 10022 Born:1958	Trustee	Since 2011	Financial Services Consultant	8	LaPolla Industries, Inc. (2007 – present); *
* Rochdale Core Alternative Master Fund LLC; Rochdale Core Alternative Strategies Fund LLC; Rochdale Core Alternative Strategies Fund TEI LLC; Rochdale Structured Claims Fixed Income Fund LLC

Taken as a whole, the Board represents a broad range of business and investment experience, as well as professional skills.  Mr. Acebes is the founder and Chief Investment Officer of Rochdale Investment Management and has over 40 years of experience in the investment management field as an analyst, portfolio manager, chief investment officer and chief executive officer.  Mr. D’Alessandro has more than 25 years of experience in the asset management field and has been instrumental in the development and management of each of the Portfolios.  Mr. D’Alessandro also has a background in accounting and auditing prior to Rochdale.  Mr. Hanwacker, who is a certified public accountant, has more than 30 years of experience in financial services including experience in fund management and servicing, the development of a mutual fund rating service and the auditing of mutual fund companies and investment advisers.  Ms. Jones has more than 30 years of experience in the non-profit sector which includes the financial management of multiple museums and associated fundraising.   Ms. Jones’ background enables her to bring a different perspective to the oversight of the Trust while still maintaining a solid financial management knowledge base.  Mr. Nadel, who is a certified public accountant, has over 30 years of experience in the financial services sector including extensive experience in mutual fund management, broker dealer and banking operations and the auditing of mutual fund companies.

The Board of Trustees has established one standing committee, an Audit Committee, as described below. The Board has not established a standing nominating committee, but has committed responsibility for the nomination of candidates for election to the Board to the Independent Trustees at this time.  When evaluating individuals for recommendation for Board membership, the Independent Trustees consider the candidate’s knowledge of the mutual fund industry, educational background and experience and the extent to which such experience and background would enable the Board to maintain a diverse mix of skills and qualifications.  The Independent Trustees will consider persons submitted by security holders for nomination to the Board.  Recommendations for consideration by the Independent Trustees should be sent to the Secretary of the Trust in writing, together with appropriate biographical information concerning each such proposed nominee, at the principal executive office of the Trust.

Audit Committee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust and meets at least once annually.  During the fiscal year ended December 31, 2010, the Audit Committee met twice.  All of the Independent Trustees are members of the Audit Committee.

In addition to the Audit Committee of the Board, the Board has also established a “Pricing Committee.” The “Pricing Committee” is not a committee of the Board, but is responsible for implementing board approved procedures for valuing Portfolio securities and calculating the net asset value of the Trust’s Portfolios.  The members of the Pricing Committee, which reports directly to the Board, are appointed by the Board. They are David Abella, Gregg Giaquinto, Tony Hu, and Fang Zhou.*  Additionally, officers of the Trust’s Advisor and Administrator assist the Pricing Committee on an ex-officio basis. They are Keith Shintani, Ben Younessian and Kurt Hawkesworth.

*Each is an employee of Rochdale.

Board Compensation
Set forth below is the rate of compensation received by the following Trustees from all Portfolios for the calendar year ended December 31, 2010.  This total amount is allocated among the Portfolios.   For the fiscal year ended December 31, 2010, Independent Trustees received an annual retainer of $6,000 and a fee of $1,500 for each regularly scheduled meeting.  Independent Trustees also are reimbursed for expenses in connection with each Board meeting attended.  No other compensation or retirement benefits are received by any Trustee or officer from the Portfolios.  No other entity affiliated with the Trust pays any compensation to the Independent Trustees.  Total compensation paid to Independent Trustees was $37,000.

	Aggregate Compensation from the Portfolios
Name of Trustee	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio	Mid/Small Value Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio	Fixed Income Opportunities Fund	Total Compensation from Portfolio and Portfolio Complex
Independent Trustees*
Maxime C. Baretge	$808	$797	$706	$636	$1,662	$1,907	$5,484	$12,000
Daniel A. Hanwacker	$0	$0	$0	$0	$0	$0	$0	$0
Susan Henshaw Jones	$0	$0	$0	$0	$0	$0	$0	$0
Jay C. Nadel	$0	$0	$0	$0	$0	$0	$0	$0
Jerry Roland	$842	$830	$736	$663	$1,731	$1,987	$5,711	$12,500
Thomas J. Volpe	$842	$830	$736	$663	$1,731	$1,987	$5,711	$12,500
Interested Trustees
Carl Acebes	None	None	None	None	None	None	None	None
Garrett D’Alessandro	None	None	None	None	None	None	None	None

*Mr. Baretge resigned from the Board effective June 14, 2011.  Mr. Roland and Mr. Volpe resigned from the Board effective August 15, 2011.  Mr. Nadel was appointed to the Board on June 14, 2011 and elected to the Board on August 15, 2011 and therefore did not receive compensation for the fiscal year ending December 31, 2010.  Mr. Hanwacker and Ms. Jones were elected to the Board on August 15, 2011 and therefore did not receive compensation for the fiscal year ending December 31, 2010.

Board Interest in the Portfolio

As of the date of this SAI, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of any Portfolio.  Rochdale Investment Management has a substantial holding in all of the Portfolios. The Officers and Trustees owned the following amounts of the Portfolios as of December 31, 2010:

Key
A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	over $100,000

Name of Trustee	Large Growth Portfolio	Large Value Portfolio	Mid/ Small Growth Portfolio	Mid/ Small Value Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio	Fixed Income Opportunities Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Carl Acebes	A.	A.	A.	A.	D.	A.	A.	E.(1)
Garrett D’Alessandro	A.	A.	A.	A.	D.	A.	A.	E.(1)
Daniel A. Hanwacker	A.	A.	A.	A.	A.	A.	A.	A.
Susan Henshaw Jones	A.	A.	A.	A.	A.	A.	A.	A.
Jay C. Nadel	A.	A.	A.	A.	A.	A.	A.	A.
(1) Carl Acebes is one of the primary owners of Rochdale Corporation, which owns shares of the Portfolios between $50,000 and $100,000 and shares in the family of investment companies in excess of $100,000.  Garrett D’Alessandro is the other primary owner of Rochdale Corporation, which owns shares of the Portfolios between   $50,001 and $100,000 and shares in the family of investment companies in excess of $100,000.

Please retain this Supplement with your Statement of Additional Information.